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                                  EXHIBIT 10.3

                             AMENDMENT NUMBER ONE TO
                                LICENSE AGREEMENT

                  This Amendment Number One ("Amendment") to the License Agreement ("Agreement") dated December 13, 1996 by and between Vista Medical Technologies, Inc., a Delaware corporation ("Vista"), and Imagyn Medical Technologies, Inc., formerly Urohealth Systems, Inc., a Delaware corporation ("Imagyn") is made as of this 2nd day of October, 1998. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS

                  WHEREAS, Imagyn did not meet the performance standards set forth on Exhibit C of the Agreement.

                  WHEREAS, the parties desire to modify Exhibit C of the Agreement in order to allow Imagyn an additional opportunity to perform in accordance with the performance standards.

                  WHEREAS, in order to induce Vista to modify Exhibit C of the Agreement, Imagyn agrees to further amend the Agreement in the manner set forth herein below.

                  In consideration, of the foregoing, and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. NAME CHANGE. All references to the term Urohealth set forth in the Agreement shall be deemed to be references to Imagyn.

         2. TERMINATION FOR BREACH. Section 5.2 of the Agreement is hereby amended and restated in its entirety as follows:

                           "5.2    TERMINATION FOR BREACH. In the event of a
material breach of this Agreement, the nonbreaching party shall be entitled to terminate this Agreement immediately upon written notice to the breaching party specifying the breach. The parties agree that if: (i) *** consecutive royalty payments are not paid when due under Section 4.4, and Imagyn fails to pay such royalties within thirty (30) days after written notification from Vista, (ii) Imagyn fails to pay all prosecution, maintenance and infringement costs associated with the Patent Rights within thirty (30) days after written notification from Vista, (iii) Imagyn fails to comply with the additional qualifications set forth in Article 9 of this Agreement within thirty (30) days after written notification from Vista or (iv) Imagyn fails to meet any of the performance standards set forth on attached EXHIBIT C within the time frame contemplated therein, including without limitation the establishment of a direct sales force and a marketing plan and budget for the United States and the rest of the world, each shall be deemed to be a material breach by Imagyn permitting Vista to terminate this Agreement immediately."

         3. EFFECT OF TERMINATION. Subsection 5.4(a) of the Agreement is hereby amended and restated in its entirety as follows:

                           "(a)    If Vista terminates this Agreement pursuant
to Sections 5.2 or 5.3 hereof, (a) the licenses granted to Imagyn under Article 2 of this Agreement shall terminate, (b) all rights to the Patent Rights,

                  *** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

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Related Technical Information and Improvements shall revert to Vista, (c) all rights to develop, make, have made, use, sell and import all Licensed Products shall revert to Vista. In furtherance of the foregoing, within thirty (30) days following the termination of this Agreement pursuant to Sections 5.2 or 5.3, Imagyn shall (a) cause all physical embodiments of the Patent Rights, Related Technical Information and Improvements to be returned to Vista and shall in addition, provide to Vista copies of all regulatory clearances or approvals, designs, drawings, specifications, documentation, computer files, tooling and moulds relating to the Licensed Product and (b) execute all documents necessary to vest title in Vista to any Improvements and to transfer to Vista any regulatory approvals or applications relating to the Licensed Product."

         4. IMAGYN PERFORMANCE STANDARDS. Exhibit C of the Agreement is hereby amended and restated in its entirety as follows:

                               "EXHIBIT C

                     IMAGYN PERFORMANCE STANDARDS

                  A. Imagyn will staff a direct (company employee) sales force in the United States. This sales force will be adequate in number to call on gynecologists in the Operating Room setting, and in no event will be less than *** representatives. Imagyn will seek a strategic partner to distribute the OAC (Aspiroscope) directly to physicians in their office. Such a partnership, subject to Vista's written approval, which will not be unreasonably withheld, will be executed no later than ***.

                  B. Imagyn will complete the development of the OAC (Aspiroscope) and begin manufacturing and distribution in the United States by ***. Imagyn shall launch the OAC (Aspiroscope) by no later than ***. For purposes of this paragraph "launch" shall mean, (i) have the sales force contemplated in paragraph 1 above in place, (ii) have demonstration inventory in the hands of each member of the sales force within 30 days of launch,
(iii) have production inventory available within 80 days of launch and (iv) have completed final design and (v) have submitted the OAC (Aspiroscope) to final review by the scientific advisory board for the product, which advisory board shall include a representative designated by Vista.

                  C. Imagyn will complete development of other Licensed Products, including the Female Cysto-Urethroscope, within a time frame comparable to that for similar medical devices. Imagyn will dedicate a reasonable allocation of development resources to the Licensed Products, consistent with the market results of the OAC (Aspiroscope).

                  D. Imagyn will develop and implement marketing plans and budgets for the introduction and continued promotion of the OAC (Aspiroscope), and other Licensed Products as they are distributed in the United States and worldwide, employing Imagyn's international distribution network. Such marketing budgets will be at levels appropriate for reasonably similar products marketed by medical device companies.

                  E. Imagyn will seek advice regarding clinical applications of the OAC (Aspiroscope) and other Licensed Products, including relevant advocacy from appropriate physician scientific advisors with the objective of creating awareness of product line benefits in the medical community.

                  F. Imagyn will exhibit the OAC (Aspiroscope), and other Licensed Products as they are introduced, at key national and international gynecology, urology and other appropriate surgical trade shows and conventions.

                  *** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

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                  G. Imagyn will develop and implement training programs for its domestic sales force and international distributors to provide adequate levels of knowledge of clinical applications and sales methods for the OAC (Aspiroscope) and other Licensed Products.

                  H. Imagyn will maintain active sales and marketing programs for the OAC (Aspiroscope) and other Licensed Products.

                  I. Imagyn will pay to Vista all amount due as of the date of this Amendment *** by no later than October 16, 1998."

         5.       EFFECT OF AMENDMENT.

                  Except as amended hereby, the Agreement shall continue in full force and effect.

         6.       COUNTERPARTS.

                  This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

         7.       SEVERABILITY.

                  If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.       ENTIRE AGREEMENT.

                  This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         9.       GOVERNING LAW.

                  This Amendment shall be governed by and construed under the laws of the State of California, without regard to principles of conflict of laws.

                  *** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.


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This Amendment is hereby executed as of the date first above written.

VISTA MEDICAL TECHNOLOGIES, INC.        IMAGYN MEDICAL TECHNOLOGIES, INC.

By:  /s/  John R. Lyon                  By:     /s/ M.C. Hoag
   -----------------------------            --------------------------
          (Signature)                            (Signature)

Name:    John R. Lyon                   Name:   M. Cassandra Hoag
     ---------------------------             ----------------------------
      (Print - Block Letters)                  (Print - Block Letters)

Title:   Chief Executive Officer        Title:   Division President
      --------------------------              ------------------------------
                                              (Print - Block Letters)






             [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
                          LICENSE AGREEMENT]